                             LETTER OF TRANSMITTAL

                       TO TENDER SHARES OF COMMON STOCK

                                      OF

                             CARNEGIE GROUP, INC.,

            PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 7, 1998

                                      BY

                           LOGICA ACQUISITION CORP.,
                           A WHOLLY OWNED SUBSIDIARY

                                      OF

                                 LOGICA INC.,
                           A WHOLLY OWNED SUBSIDIARY

                                      OF

                                  LOGICA PLC


   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, NOVEMBER 4, 1998, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

    By Mail:                 By Overnight Delivery:              By Hand:
 P.O. Box 3301                 85 Challenger Road        120 Broadway 13th Floor
South Hackensack,               Mail Drop-Reorg                 New York,
New Jersey 07606       Ridgefield Park, New Jersey 07660      New York 10271
                                  Attention:
                           Reorganization Department

                            Facsimile Transmission:
                (201) 329-8936 (For Eligible Institutions Only)

                             CONFIRM BY TELEPHONE:
                                (201) 296-4860

                                ---------------

  Your bank or broker can assist you in completing this Letter of Transmittal. The instructions enclosed with this Letter of Transmittal must be followed and should be read carefully. Questions and requests for additional copies of the Offer to Purchase (as hereinafter defined) and this Letter of Transmittal may be directed to the Information Agent as indicated in Instruction 10.

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED BY HOLDERS OF SHARES EITHER IF CERTIFICATES ARE TO BE FORWARDED HEREWITH OR IF A TENDER OF SHARES IS TO BE MADE BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY CHASEMELLON SHAREHOLDER SERVICES, L.L.C. (THE "DEPOSITARY") AT THE DEPOSITORY TRUST COMPANY ("DTC") (THE "BOOK-ENTRY TRANSFER FACILITY") (PURSUANT TO THE PROCEDURES SET FORTH IN SECTION 3, "PROCEDURE FOR ACCEPTING THE OFFER AND TENDERING SHARES," OF THE OFFER TO PURCHASE (AS HEREINAFTER DEFINED)). HOLDERS OF SHARES WHOSE CERTIFICATES ARE NOT IMMEDIATELY AVAILABLE, OR WHO ARE UNABLE TO DELIVER THEIR CERTIFICATES OR CONFIRMATION OF THE BOOK-ENTRY TENDER OF THEIR SHARES INTO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY (A "BOOK-ENTRY CONFIRMATION") AND ALL OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL TO THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS SUCH TERM IS DEFINED IN SECTION 1, "TERMS OF THE OFFER," OF THE OFFER TO PURCHASE), MUST TENDER THEIR SHARES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURE SET FORTH IN SECTION 3, "PROCEDURE FOR ACCEPTING THE OFFER AND TENDERING SHARES," OF THE OFFER TO PURCHASE. SEE INSTRUCTION 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                        DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)          CERTIFICATE(S) AND SHARE(S) TENDERED
        (PLEASE FILL IN, IF BLANK)                     (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------
                                                                       TOTAL NUMBER
                                                                         OF SHARES          NUMBER
                                                      CERTIFICATE      EVIDENCED BY        OF SHARES
                                                      NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                                      ----------------------------------------------
                                                      ----------------------------------------------
                                                      ----------------------------------------------
                                                      ----------------------------------------------
                                                      ----------------------------------------------
                                                      TOTAL SHARES
----------------------------------------------------------------------------------------------------

  * Need not be completed by holders tendering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificate(s) delivered to the Depositary are being tendered. See Instruction 4.

  The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing the Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution __________________________________________

    Account Number ________________ Transaction Code Number ________________

 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s) _________________________________________

    Window Ticket Number (if any) __________________________________________

    Date of Execution of Notice of Guaranteed Delivery _____________________

    Name of Institution which Guaranteed Delivery __________________________

    If Delivered by Book-Entry Transfer, Check Box:
     [_] DTC

    Account Number ________________ Transaction Code Number ________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Logica Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Logica Inc., a Delaware corporation (the "Parent") and a wholly owned subsidiary of Logica plc, a public limited company organized under the laws of England ("Logica plc"), the above described shares of common stock, par value $.01 per share (the "Shares"), of Carnegie Group, Inc., a Delaware corporation (the "Company"), at a purchase price of $5.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 7, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser, all right, title and interest in and to all of the Shares tendered hereby and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (ii) present such Shares for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer.

  The undersigned hereby irrevocably appoints designees of the Purchaser as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or the substitute for any such attorney and proxy will in the sole discretion of each such attorney and proxy deem proper, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or other action, which the undersigned is entitled to vote at any meeting of holders of Shares (whether annual or special and whether or not an adjourned meeting) of the Company, or consent in lieu of any such meeting or otherwise. This power of attorney and proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the Purchaser's oral or written notice to the Depositary of its acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment will revoke all prior powers of attorney and proxies appointed by the undersigned at any time with respect to such Shares and no subsequent powers of attorney or proxies may be given (and if given will not be effective) with respect thereto by the undersigned. The undersigned acknowledges that the Purchaser expressly reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, the Purchaser or the Purchaser's designee is able to exercise full voting and other rights of a record and beneficial holder, including acting by written consent, with respect to such Shares.

  The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby, and (ii) when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any signature guarantee or additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete or confirm the sale, assignment and transfer of the Shares tendered hereby.

  All authority conferred or agreed to be conferred by this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligations of the undersigned hereunder will be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable, provided that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date.

  The undersigned understands that the acceptance for payment of tendered Shares pursuant to any of the procedures described in Section 3, "Procedure for Accepting the Offer and Tendering Shares," of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation and warranty that (i) the undersigned "owns" the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or not accepted for payment in the names of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for any Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver said check and/or certificates to, the person or persons so indicated. Unless otherwise indicated under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for payment. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

   SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTIONS 1, 5, 6 AND 7)           (SEE INSTRUCTIONS 1, 5, 6 AND 7)


  To be completed ONLY if certif-            To be completed ONLY if certif-
 icate(s) for Shares not tendered           icate(s) for Shares not tendered
 or not accepted for payment                or not accepted for payment
 and/or any check for the pur-              and/or any check for the pur-
 chase price of Shares accepted             chase price of Shares purchased
 for payment are to be issued in            are to be sent to someone other
 the name of someone other than             than the undersigned, or to the
 the undersigned, or if Shares              undersigned at an address other
 delivered by book-entry transfer           than that shown above.
 which are not accepted for pay-
 ment are to be returned by
 credit to an account maintained
 at the Book-Entry Transfer Fa-
 cility other than the account
 indicated above.

                                            Mail  [_] check   [_] certificate(s)
                                            to:

                                            Name: ___________________________


                                            ---------------------------------
 Issue  [_] check   [_] certificate(s)           (PLEASE TYPE OR PRINT)
 to:


                                            Address: ________________________
 Name: ___________________________


                                            ---------------------------------
 ---------------------------------

      (PLEASE TYPE OR PRINT)                ---------------------------------

                                                   (INCLUDE ZIP CODE)
 Name(s): ________________________

 Address: ________________________

 ---------------------------------

 ---------------------------------
        (INCLUDE ZIP CODE)

 ---------------------------------
   (Tax Identification or Social
         Security Number)
  (Also complete Substitute Form
            W-9 below)

 [_]Credit unpurchased Shares
    delivered by Book-Entry
    Transfer Facility account set
    forth below:

 ---------------------------------
   (Book-Entry Transfer Facility
  Account Number, if applicable)

                                   IMPORTANT:
                          HOLDERS OF SHARES SIGN HERE
     _____________________________________________________________
     _____________________________________________________________
                        SIGNATURES OF HOLDERS OF SHARES

     Dated:                , 1998

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an officer of a corporation, attorney-in-fact, executor, administrator, trustee, guardian, or other person acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 5).

     Name(s): ____________________________________________________
                        (PLEASE TYPE OR PRINT)
     Capacity (full title): ______________________________________

     Address: ____________________________________________________
     _____________________________________________________________
                          (INCLUDE ZIP CODE)

     Area Code and Telephone No.: ________________________________
     Tax Identification or Social Security No.: __________________ (Also complete Substitute Form W-9 below)

                            GUARANTEE OF SIGNATURES
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)
     Authorized Signature: _______________________________________
     Name: _______________________________________________________
                        (PLEASE TYPE OR PRINT)
     Title: ______________________________________________________
     Name of Firm: _______________________________________________
     Address: ____________________________________________________
     _____________________________________________________________
                          (INCLUDE ZIP CODE)
     Area Code and Telephone No.: ________________________________

     Dated:                , 1998

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if (i) this Letter of Transmittal is signed by the registered holders of Shares (which term, for purposes of this document, will include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith unless such holders have completed either the box entitled "Special Delivery Instructions" or "Special Payment Instructions" on this Letter of Transmittal, or (ii) such Shares are tendered for the account of a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution which is a participant in an approved Signature Guarantee Medallion Program. If the certificate is registered in the name of a person other than the signer of this Letter of Transmittal, the tendered certificate must be endorsed or accompanied by appropriate stock powers, signed exactly as the name or names of the registered owner or owners appear on the certificate, with the signatures on the certificate or stock powers guaranteed as aforesaid. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by holders of Shares either if certificates are to be forwarded herewith or, unless an Agent's Message (as hereinafter defined) is utilized, if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3, "Procedure For Accepting the Offer and Tendering Shares," of the Offer to Purchase. Certificates for all physically tendered Shares, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date, or the tendering holder of Shares must comply with the guaranteed delivery procedures set forth below.

  Holders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3, "Procedure for Accepting the Offer and Tendering Shares," of the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary, either by hand delivery, mail, telegram or facsimile transmission, on or prior to the Expiration Date, and
(iii) the certificates for all physically tendered Shares, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or an Agent's Message, and any other required documents, must be received by the Depositary within three National Association of Securities Dealers, Inc. Automated Quotation System trading days after the date of execution of the Notice of Guaranteed Delivery.

  The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER OF SHARES AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering holders of Shares, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate number and/or the number of Shares should be listed on a separate signed schedule attached hereto.

  4. PARTIAL TENDERS. (Not applicable to holders of Shares who tender by book-entry transfer). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, as soon as practicable after the Expiration Date, new certificates for the remainder of the Shares that were evidenced by your old certificates will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered owners of the Shares tendered hereby, the signatures must correspond with the names as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal (or facsimile hereof).

  If any of the Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

  If this Letter of Transmittal (or facsimile hereof) or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

  When this Letter of Transmittal (or facsimile hereof) is signed by the registered owners of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or certificates for Shares not tendered or purchased are to be issued, to a person other than the registered owner in which case signatures on such certificates or stock powers must be guaranteed by an Eligible Institution which is a participant in an approved Signature Medallion Guarantee Program.

  If this Letter of Transmittal (or facsimile hereof) is signed other than by the registered owner of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owners appear on the certificates and signatures on such certificates or stock powers are required and must be guaranteed by an Eligible Institution which is a participant in an approved Signature Medallion Guarantee Program, unless the signature is that of an Eligible Institution which is a participant in an approved Signature Medallion Guarantee Program.

  6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and/or certificates for unpurchased or untendered Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal (or facsimile hereof) or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal (or facsimile hereof) should be completed. Holders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Shares may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility.

  7. STOCK TRANSFER TAXES. Except as set forth in this Instruction 7, the Purchaser will pay or cause to be paid all stock transfer taxes applicable to the purchase of Shares pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered certificates are registered in the name of any persons other than the persons signing this Letter of Transmittal (or facsimile hereof), the amount of any stock transfer taxes (whether imposed on the registered owner or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

  8. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time or from time to time, in the Purchaser's sole discretion, in the case of any Shares tendered.

  9. SUBSTITUTE FORM W-9. Each tendering holder of Shares (or other payee) is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder of Shares (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder of Shares (or other payee) to 31% federal income tax withholding on the payment of the purchase price. The box in Part I of the Substitute Form W-9 may be checked if the tendering holder of Shares (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part I is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all such payments of the purchase price until a TIN is provided to the Depositary.

  10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the address set forth below or from your broker, dealer, commercial bank, trust company or other nominee.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a holder whose tendered Shares are accepted for payment is required to provide the Depositary with such holder's current TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is such holder's social security number. If the Depositary is not provided with the correct TIN, the holder of Shares or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments that are made to such holder of Shares or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

  Certain holders of Shares (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement to the Depositary, signed under penalties of perjury, attesting to such individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the holder of Shares or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments made to a holder or other payee with respect to Shares purchased pursuant to the Offer, the holder of Shares is required to notify the Depositary of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is not longer subject to backup withholding (see Part II of Substitute Form W-9).

WHAT NUMBER TO GIVE THE DEPOSITARY

  The holder of Shares is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C., AS DEPOSITARY AGENT
-------------------------------------------------------------------------------


                         PART I--Taxpayer Identification Number (TIN)

 SUBSTITUTE
 FORM W-9 Please enter your correct number in the appropriate box below. NOTE: If the account is more than one name, see the chart on the enclosed form, Guidelines for Certification of Taxpayer
                         Identification Number on Substitute Form W-9, for guidance on which number to enter.

 DEPARTMENT OF THE
      TREASURY
  INTERNAL REVENUE
      SERVICE


  PAYER'S REQUEST        Social Security Number    OR   Employer Identification
        FOR                                             Number

                         ---------------------          -----------------------

      TAXPAYER
   IDENTIFICATION        If you do not have a TIN, see instructions "How to
     NUMBER AND          Get a TIN" and check the box below.
   CERTIFICATION

                                         TIN Applied for [_]

                       --------------------------------------------------------

                         PART II--For Payees Exempt from Backup Withholding (see Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9)
-------------------------------------------------------------------------------

 PART III--CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS. You must cross out Item (2) above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

 Signature(s) ________________________      Date ____________________________

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                           New York, New York 10005

                                Call Toll Free:

                                (800) 714-3312

                     The Dealer Manager for the Offer is:

                         DONALDSON, LUFKIN & JENRETTE
                                277 Park Avenue
                           New York, New York 10172
                         Call Collect: (212) 892-7995